SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 27, 2002



                             MEADWESTVACO CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE              001-31215             31-1797999

         (State or Other       (Commission File       (IRS Employer
         Jurisdiction of           Number)         Identification No.)
        Incorporation or
         Organization)



           ONE HIGH RIDGE PARK                             06905
              STAMFORD, CT
          (Address of Principal                          (Zip Code)
            Executive Offices)


                                  (203) 461-7400
               (Registrant's telephone number, including area code)


                                       N/A
            (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

      On August 27, 2002, MeadWestvaco Corporation (the "Company") issued a press release relating to the retirement of Jerome F. Tatar as Chairman of the Board of the Company. A copy of this press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits

              99.1. Press Release, dated August 27, 2002.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 27, 2002

                             MEADWESTVACO CORPORATION



                             By:\s\ JOHN J. CARRARA
                                -----------------------------
                                Name:    John J. Carrara
                                Title:   Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT
   NO.    DESCRIPTION

  99.1    Press Release, dated August 27, 2002.